UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2020

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16244 (Commission File Number)	11-2989601 (IRS Employer Identification No.)

Terminal Drive, Plainview, New York 11803

(Address of principal executive offices)

(516) 677-0200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VECO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 7, 2020, Veeco Instruments Inc. issued a press release announcing its financial results for the quarter ended March 31, 2020. In connection with the release and the related conference call, Veeco posted a presentation relating to its first quarter 2020 financial results on its website (www.veeco.com). Copies of the press release and presentation are furnished as Exhibit 99.1 and Exhibit 99.2 to this report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 7, 2020, Veeco held its 2020 Annual Meeting. The matters voted on at the meeting are described in detail in the Company’s proxy statement for the meeting, which was filed with the SEC on March 18, 2020.

As of the record date for the meeting, there were 49,020,310 shares of common stock outstanding, each of which was entitled to one vote with respect to each of the matters voted on at the meeting. Each of the directors up for election was elected and each of the other matters was approved by the required number of votes on each such matter. The terms of each of the following directors continued after the meeting: Richard A. D’Amore, Keith D. Jackson, Mary Jane Raymond, William J. Miller, Ph.D. and Thomas St. Dennis.

The final voting results were:

Matter	For	Withheld	Broker Non-votes
1. Election of Directors
(a)Kathleen A. Bayless	39,978,495	396,313	2,862,007
(b)Gordon Hunter	39,283,606	1,091,202	2,862,007
(c)Peter J. Simone	39,293,073	1,081,735	2,862,007
Matter	For	Against	Abstained	Broker Non-votes
2. Approval of the advisory vote on executive compensation	36,897,538	3,408,456	68,814	2,862,007
3. Ratification of the appointment of KPMG LLP	43,111,064	76,026	49,725	0

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by Veeco dated May 7, 2020

99.2	Veeco Q1 2020 Conference Call Presentation May 7, 2020

104	Cover Page Interactive Data File (formatted as inline XBRL).

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Items 2.02 and 9.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall this information or exhibits be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 7, 2020	VEECO INSTRUMENTS INC.

	By:	/s/ Kirk Mackey
Name: Kirk Mackey
Title: Vice President, Head of Legal and Secretary